                                  EXHIBIT 32.2

                          CERTIFICATION OF PRINCIPAL
                          FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Bekem Metals, Inc. on Form
10-QSB for the quarter ended March 31, 2006, as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), the undersigned, Yermek
Kudabayev, Principal Financial Officer of the Company, certify, pursuant to 18
U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of
2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 19, 2006                                    /s/ Yermek Kudabayev
                                                     ---------------------------
                                                     Yermek Kudabayev,
                                                     Principal Financial Officer